                                                                Exhibit 10.14(c)

                AMENDMENT NUMBER 3 TO LETTER AGREEMENT GCT-026/98

This Amendment Number 3 to Letter Agreement GCT-026/98, dated as of March 28, 2000 ("Amendment No. 3") relates to the Letter Agreement GCT-026/98 (the "Letter Agreement"), dated June 17, 1998, as amended from time to time, between EMBRAER
- Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer"), which concerns the Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No. 3 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 3 sets forth further agreements between Embraer and Buyer relative to the modification of the definition of Arranging Commitment and the extension of the date for effectiveness of Amendment No. 1 to the Letter Agreement and Amendment No. 7 to the Purchase Agreement.

This Amendment No. 3 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 3 and the Agreement, the terms of this Amendment No. 3 shall control.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1. In Article 6.B.4 the definition of Arranging Commitment shall be deleted and replaced with the following:


                                     [*]


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2. Articles 12.1 and 12.2 of Amendment No. 1 to Letter Agreement shall be deleted and replaced with the following:

      "12.1 The effectiveness of this Amendment No. 1 and Amendment No. 7 to the
            Purchase Agreement shall be subject to Embraer and Buyer reaching agreement with regards to the terms and conditions of the [*]

      12.2 As a consequence of such condition, all deposits and progress payments otherwise due on or before March 29, 2000 shall be due on that day, or on the day Embraer and Buyer agree on the [*] whichever occurs first. "

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* Confidential

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 3 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.      Solitair Corp.

By    /s/ Carlos Rocha Villela                   By    /s/ Douglas J. Lambert
    -----------------------------                     -------------------------
Name:  Carlos Rocha Villela                      Name:  Douglas J. Lambert
Title: E.V.P and General Counsel                 Title: V.P.

By   /s/ Flavio Rimoli
    -----------------------------
Name:  Flavio Rimoli                             Date:
Title: Director of Contracts                     Place:

Date:  3/28/2000
Place: Sao Jose dos Campos, Brazil